UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported) April 2, 2012

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-32363	58-2332639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

135 North Church Street, Spartanburg, SC	29306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (864) 515-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 2, 2012, Advance America, Cash Advance Centers, Inc. (the “Company”) issued a news release announcing the expiration of the 45-day “go-shop” period, during which the Company solicited alternative proposals, and the absence of any alternative acquisition proposals for the Company pursuant to the Agreement and Plan of Merger with Eagle U.S. Sub, Inc., a Delaware corporation (“Parent”), and Eagle U.S. Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, Parent being a wholly owned subsidiary of Grupo Elektra, S.A. de C.V. (“Grupo Elektra”).  A copy of the press release announcing the expiration of the “go shop” period is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report and the exhibits furnished herewith contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements provide the Company’s current expectations, beliefs, or forecasts of future events.  These statements can be identified by the fact that they do not relate strictly to historical or current facts.  They use words such as “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “may,” “will,” “should,” “would,” “could,” “estimate,” “continue,” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance. You should read statements that contain these words carefully, because they discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other “forward-looking” information. Forward-looking statements involve substantial risks and uncertainties, which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.  Such differences may result from a variety of factors, including but not limited to: (i) the occurrence of any event or other circumstance that could lead to the termination of the Merger Agreement; (ii) the inability to consummate the Merger due to the failure to obtain the Stockholder Approval; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (iv) the effect of the announcement of the Merger on the Company’s operating results and business generally; and (v) the need to obtain certain consents and approvals and satisfy certain conditions to closing the transactions. More information about the Company and other risks related to the Company are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission (the “SEC”).  The Company does not have any intention, and does not undertake, to update any forward-looking statements to reflect events or circumstances arising after the date of this Current Report, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed a proxy statement with the SEC and mailed to its stockholders a definitive proxy statement regarding the proposed acquisition of the Company by Grupo Elektra.  THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION, AND RELATED MATTERS.  Stockholders may obtain the proxy statement free of charge on the Company’s website at http://www.advanceamerica.net. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding the Company at www.sec.gov. In addition, any materials the Company files with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed acquisition of the Company by Grupo Elektra.  Information about the Company’s directors and executive officers and their holdings of Company securities is set forth in the definitive proxy statement for the proposed acquisition of the Company by Grupo Elektra, and also is available in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 2, 2012 issued by Advance America, Cash Advance Centers, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.
(Registrant)

Dated: April 2, 2012	By:	/s/ W. Thomas Newell
W. Thomas Newell Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 2, 2012 issued by Advance America, Cash Advance Centers, Inc.